UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2011

ADS IN MOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53460	95-4856713
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

159 South Street Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 973-984-7998

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Sale of Convertible Notes and Warrants

On June 22, 2011, Ads In Motion, Inc. (the “Company”) completed a private offering of its securities (the “Offering”) with two accredited investors (the “June 22 Investors”) for total gross proceeds to the Company of approximately $192,000.  Each of the June 22 Investors entered into joinder agreements (collectively, the “Joinder Agreements”) to that certain Securities Purchase Agreement dated March 25, 2011 by and among the Company and certain other investors in the Offering (the “Securities Purchase Agreement”), pursuant to which the Company issued senior subordinated secured convertible notes (the “June 22 Notes”) in the aggregate principal amount of $208,696 (the “Principal Amount”) which are convertible into shares of the Company’s common stock at an initial conversion price of $0.583 per share, subject to adjustment.  The June 22 Notes reflect an original issue discount of 8%.  In addition, the Company issued to the June 22 Investors five-year warrants to purchase an aggregate of 178,985 shares of common stock at an initial exercise price of $0.67 per share (the “June 22 A Warrants”) and five-year warrants to purchase an aggregate of 178,985 shares of common stock at an initial exercise price of $0.73 per share (the “June 22 B Warrants” and together with the June 22 A Warrants, the “June 22 Warrants”).

The June 22 Notes have the same terms (other than principal amount) as the other senior subordinated secured convertible notes (together with the June 22 Notes, the “Notes”) previously issued pursuant to the Securities Purchase Agreement.  Likewise, the June 22 A Warrants and June 22 B Warrants have the same terms (other than the number of shares for which such warrants are exercisable) as the Series A warrants (together with the June 22 A Warrants, the “A Warrants”) and Series B warrants (together with the June 22 Warrants, the “B Warrants”), respectively, previously issued pursuant to the Securities Purchase Agreement.  The terms and conditions of the Notes, A Warrants and B Warrants are described in the Company’s Current Report on Form 8-K dated March 25, 2011 and filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2011, which such descriptions are incorporated herein by reference.

Under the terms of the Securities Purchase Agreement, the Company also issued an aggregate of 156,522 shares (the “Investor Shares”) of its common stock to the June 22 Investors.

The foregoing description of the terms of the Joinder Agreements is qualified in its entirety by reference to the provisions of the form of Joinder Agreement filed as Exhibit 10.1 to this report, which is incorporated by reference herein.  In addition, the descriptions of the June 22 Notes, the June 22 A Warrant and the June 22 B Warrant are qualified in their entirety by reference to the provisions of the forms of Note, A Warrant and B Warrant filed as Exhibits 10.2, 10.3 and 10.4 to this report, which are incorporated by reference herein.

Glatt Purchase

On June 22, 2011, Company and Jordan Glatt, its President and Chief Executive Officer, entered into a Securities Purchase Agreement (the “Glatt Purchase Agreement”) pursuant to which Mr. Glatt purchased 88,000 shares (the “Glatt Shares”) of the Company’s common stock for an aggregate purchase price of $110,000.  The entry into the Glatt Purchase Agreement was approved by the Company’s board of directors.

The foregoing description of the terms of the Glatt Purchase Agreement is qualified in its entirety by reference to the provisions of the Glatt Purchase Agreement filed as Exhibit 10.5 to this report, which is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information pertaining to the sale of the June 22 Notes in Item 1.01 of this report is incorporated herein by reference in its entirety in response to this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this report is incorporated herein by reference in its entirety in response to this Item 3.02.

The June 22 Notes and the June 22 Warrants were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D (“Regulation D”) promulgated under the Securities Act.  The Company made this determination based on the representations of the investors which included, in pertinent part, that each such investor was an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and upon such further representations from each investor that (i) such investor is acquiring the securities for its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (ii) such investor agrees not to sell or otherwise transfer the purchased securities or shares underlying such securities unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) such investor has knowledge and experience in financial and business matters such that such investor is capable of evaluating the merits and risks of an investment in us, (iv) such investor  had access to all of the Company’s documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the Offering and to obtain any additional information which the Company possessed or was able to acquire without unreasonable effort and expense, and (v) such investor has no need for the liquidity in its investment in us and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

As a result of the issuance of the June 22 Notes and June 22 Warrants, as of the date of this report, the Company has $2,554,566 in principal amount outstanding under the Notes and has an aggregate of 2,190,879 A Warrants outstanding and 2,190,879 B Warrants outstanding.

The Glatt Shares were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act.

On June 22, 2011, the Company issued 375,000 shares (the “Waiver Shares”) to an investor who had previously waived the receipt of shares.  As disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 6, 2011, on May 31, 2011, the Company and all of the persons (the “Original Purchasers”) party to the Securities Purchase Agreement entered into an amendment (the “Amendment”) to the Securities Purchase Agreement.  In order to induce the Original Purchasers to enter into the Amendment, the Company agreed to issue shares of its common stock to each Original Purchaser.  At the time, two of the Original Purchasers agreed to waive their respective rights to receive such shares.  On June 22, 2011, the Company and one of the waiving Original Purchasers agreed to rescind such waiver.  The issuance and sale of the Waiver Shares were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits

Exhibit Number	Description
10.1	Form of Joinder Agreement
10.2
Form of Senior Subordinated Secured Convertible Note [incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated March 25, 2011 and filed with the Securities and Exchange Commission on March 31, 2011 (the “March 25 8-K”)]

10.3	Form of A Warrant [incorporated by reference to Exhibit 10.3 to the March 25 8-K]
10.4	Form of B Warrant [incorporated by reference to Exhibit 10.4 to the March 25 8-K]
10.5	Securities Purchase Agreement dated June 22, 2011 by and between the Company and Jordan Glatt

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2011	ADS IN MOTION, INC.

	By:	/s/ Jordan Glatt
Jordan Glatt
President and Chief Executive Officer